Corporate Presentation - The Potential of LP352 December 2022 CONFIDENTIAL Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements about Longboard Pharmaceuticals, Inc. (“we,” “Longboard” or the “Company”), including statements regarding: our future results of operations and financial position; business strategy; the timing, costs, conduct and results of our preclinical studies and clinical trials for our product candidates, such as our expectations regarding our PACIFIC Study and data from our Phase 1 Open-Label PK/PD study; the timing and likelihood of regulatory filings and approvals for our product candidates, such as our pre-IND meeting for LP659; our intellectual property; our ability to obtain regulatory approval and commercialize our product candidates; the potential of LP352, including to limit adverse events associated with currently available non-selective ASMs, make a difference across a range of DEEs, and be a best-in-class ASM, including through BID dosing; and other statements that are not historical facts, including statements that may include words such as “will”, “may”, “can”, “intend”, “plan”, “expect”, “believe”, “potential” and similar words.   For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: our limited operating history; net losses; our expectation that we will incur net losses for the foreseeable future, and that we may never be profitable; our need for additional funding and related risks for our business, product development programs and future commercialization activities; the timing and success of clinical trials we conduct; topline data may not reflect the complete or final results of a particular study or trial, and are subject to change; the ability to obtain and maintain regulatory approval of our product candidates; the ability to commercialize our product candidates; our ability to compete in the marketplace; risks regarding our license and dependencies on others; our ability to obtain and maintain intellectual property protection and freedom to operate for our product candidates; our ability to manage our growth; and other risks and factors disclosed in our filings with the U.S. Securities and Exchange Commission (the “SEC”). We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. The forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, we assume no responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements after the date of this presentation to conform these statements to actual results or to changes in our expectations. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, research, publications, surveys and other data obtained from third-party sources and Longboard’s own internal estimates and research. While Longboard believes these third-party studies, research, publications, surveys and other data to be reliable as of the date of this presentation, it has not been independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources.   This presentation discusses product candidates that have not yet been approved for marketing by the U.S. Food and Drug Administration.   LONGBOARD PHARMACEUTICALS CONFIDENTIAL

Longboard's Pipeline of Next Generation GPCR Programs

Program	MOA	Therapeutic Area	Preclinical	Ph I	Ph II	Ph III	Anticipated Milestones
LP352	5-HT2C Superagonist	DEEs and other refractory epilepsies					Ph 1 data at medical mtg. - H1 2022 Ph 1 CSF PK/PD qEEG data - Q4 2022 Ph 1b/2a PACIFIC Study Data - H2 2023
LP659	S1P Receptor Modulator	Multiple neurological diseases					Pre-IND Meeting – Q4 2022

- *We hold rights to other product candidates, including LP143 and nelotanserin, through the Arena License Agreement*
- *We are eligible to receive royalties of 9.5% - 18.5% on sales of lorcaserin if approved for commercialization**

** Through the Royalty Purchase Agreement*

Definitions: DEEs=developmental and epileptic encephalopathies; S1P = sphingosine 1-phosphate; PK=pharmacokinetics; PD=pharmacodynamics; EEG = electroencephalogram

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LP352 has the Potential to Make a Difference Across a Range of DEEs

LP352

Greater Selectivity and Specificity

The product of 20 years of world-class GPCR research and optimization

Penetrates the brain in a dose-dependent, consistent and sustained manner

5-HT2 proof-of-concept observed across multiple DEEs and seizures types, however there are safety and dosing considerations with other compounds:

- LP352 is the ***only*** 5-HT2C agonist being **dose optimized** to address this patient population

LP352 demonstrated **predictive efficacy in several pre-clinical seizure models**:

- Multiple zebrafish and rodent models

Demonstrated consistent CNS engagement through:

- Transient prolactin increases
- Sustained qEEG activity

Ph 1 data support potential best-in-class profile:

- SAD/MAD
- CSF/EEG

Enrolling the Ph 1b/2a **PACIFIC study** in patients 12-65 years old with DEE diagnosis

- **No echocardiograms**
- Evaluating broad range of seizure types across DEEs

Strong IP protection through 2041*

*Composition of matter through 2036 with potential for PTE & PTA (2041)
Definitions: DEEs=developmental and epileptic encephalopathies; CSF = cerebrospinal fluid; EEG = electroencephalogram

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The Potential of 5-HT2C Superagonist LP352 A potential best-in-class serotonin receptor agonist anti-seizure product candidate that is designed to be highly selective and being dose-optimized to treat a broad range of DEEs effectively and safely CONFIDENTIAL

The Potential of LP352

Greater Selectivity and Specificity	• 5-HT2 agonist designed to only bind to the 5-HT2C receptor* • 5-HT2 agonist that has no detected activity at receptors associated with significant adverse side effects: 5-HT2B (valvular heart disease and PAH) & 5-HT2A (psychiatric: insomnia, hallucinations, euphoria)
Preclinical Validation	• Reduces seizure activity in model of neuronal hyperexcitability in zebrafish • Reduced epileptiform activity in fish and rodent models of disinhibition • Reduced duration and number of epileptiform events in zebrafish model of Dravet Syndrome
Clinical Validation SAD/MAD	• In general, favorable safety and tolerability observed. Adverse events generally consistent with expected effects of serotonergic medications • No observed food effect • Potential prolactin biomarker which increased in a dose dependent and transient manner
Clinical Validation CSF/EEG **	• Favorable safety and tolerability results observed, adverse events generally consistent with previous clinical studies • Plasma and CSF PK concentration increased in a dose dependent and consistent manner • Demonstrated effects on qEEG activity within first few dose(s) • Demonstrated sustained dose-dependent effects on qEEG activity after continuous dosing, thus indicating receptor engagement

*Radioligand binding assays assessing >150 targets showed significant affinity only to 5-HT2C receptors
** Based on first two cohorts
Definitions: PAH = pulmonary arterial hypertension

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5-HT2 Evolution in Rare Epilepsies

	Weight Loss Drugs Repurposed		Designed & Being Dose-Optimized for DEEs
Compound:	**FINTEPLA® DS** (fenfluramine, ZX008)	**Lorcaserin** (Marketed as BELVIQ)	**LP352**
History:	• Approved for weight loss in 1973, became popular in 1990s in **Fen-Phen** (never approved in combo) • Withdrawn due to significant **cardiac toxicity (1997)** • **Repurposed for DEEs at lower dose**	• Designed to avoid the cardiac effects seen with fenfluramine • Approved for weight loss in 2012 • No significant difference in major adverse cardiovascular outcomes versus placebo[1] • Withdrawn from market 2020; increased occurrence of **cancer in safety clinical trial**	• Designed to be a next-generation selective 5-HT2C superagonist • Dose optimization for DEEs (currently TID) • BID formulation work ongoing, expected for Ph 3 • **No echocardiograms** in PACIFIC study
Current Status:	• Approved for the treatment of seizures with Dravet & LGS (REMS required with echocardiograms), Ph 3 CDD	• FDA Expanded Access Program in Dravet, Ph 3 Dravet	• Ph 1b/2a clinical trial in multiple DEEs

Fintepla (fenfluramine) 2.2 mg/mL oral solution


F
F
F
HN

BELVIQ (lorcaserin HCl) Tablets CIV 10 mg


Cl
H
N


O
NH
CH_2CHF_2
R*
N
N

*R=undisclosed
1 = CAMELLIA-TIMI 61

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LP352 Designed to be a Next Generation 5-HT2C with Greater Selectivity and Specificity LONGBOARD PHARMACEUTICALS  Serotonin Receptor Subtype EC50, nM Ki, nM Selectivity 5-HT2C vs 5-HT2B Selectivity 5-HT2C vs 5-HT2A Potential Adverse Events Per Receptor Subtype LP352 5-HT2C Superagonist 5-HT2C ~120 ~50 >200x >200x CNS, GI 5-HT2B >10,000 >10,000 n/a 5-HT2A >10,000 >10,000 n/a Nordexfenfluramine (an active metabolite of fenfluramine) 1 5-HT2C 72.4 10.4 0.94x 11.5x CNS, GI 5-HT2B 25.7 9.8 Cardiac, Pulmonary 5-HT2A 1778 120.2 Psychiatric Lorcaserin2 5-HT2C 39 13 11.3x 7.1x CNS, GI 5-HT2B 2380 147 n/a 5-HT2A 553 92 Psychiatric LP352 selectivity may limit off-target effects associated with currently available non-selective ASMs 1 Third party study previously commissioned by Arena, 2 BELVIQ FDA approved prescribing information 06/2012; Note: The above table is for illustrative purposes only and is not a head-to-head comparison. Differences exist between in vitro study designs and methodologies, and caution should be exercised when comparing data across studies Definitions: CNS= Central nervous system ; GI = Gastrointestinal; ASM = anti-seizure medication CONFIDENTIAL

LP352 Inhibited Seizure Activity in Multiple Preclinical Models

	Corneal Kindling	Pentylenetetrazol (PTZ) (i.v.)	Scn1a$^{A1783V/WT}$ Transgene	*scn1lab* Transgene	Ethyl ketopentenoate (EKP)	Kainic acid (KA)
Model	Partial (focal) limbic seizures	Acute seizure	Genetic model of Dravet Syndrome	Genetic model of Dravet Syndrome	Generalized seizure	Acute and chronic seizure
Species	mouse	mouse	mouse	zebrafish	zebrafish	zebrafish
Activity	-	+	-	+	+	+

Potential ASMs are assayed in multiple relevant preclinical models based on the compound's MOA. Models are conducted utilizing wide range panels that typically produce a mix of positive and negative results. The above are a subset of preclinical assays conducted with LP352. Preclinical models are not necessarily predictive of clinical efficacy or regulatory approval.

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Definitions: ASM = anti-seizure medication; MOA = mechanism of action

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LONGBOARD PHARMACEUTICALS Wild-type scn -/- scn -/- LP352 * * 6 4 2 0 * DURATION OF EPILEPTIFORM ACTIVITY FREQUENCY OF EPILEPTIFORM EVENTS LP352 Significantly Reduced Epileptiform Frequency & Duration in the Zebrafish scn1lab Model of Dravet Syndrome LP352 demonstrated 85% reduction of epileptiform events N=17-23/group, *p<0.001 LP352 demonstrated 84% reduction of epileptiform duration Δ 84% Cumulative duration of epileptiform events (Mean ± SEM in msec) Wild-type scn -/- scn -/- LP352 * Δ 85% Frequency over 10 min of epileptiform events (Mean ± SEM) *LP352 30mM CONFIDENTIAL

LP352 Significantly Improved Seizure Activity in the Zebrafish EKP Epilepsy Model

Epileptiform brain activity (LFPs) in the EKP model



EKP + Veh
EKP + 5 mM LP352
Veh + Veh
Normalized power spectral density (log(Y(f)2)) (%)
1000
800
600
400
200
0
0
50
100
150
Frequency (Hz)
**



Normalized PSD (%) within 1-40 Hz
1000
800
600
400
200
0
Veh + Veh
EKP + Veh
EKP + 5 mM LP352
**

LP352 demonstrated ~69% reduction in seizure activity

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Definitions: LFP = local field potential; EKP= Ethyl ketopentenoate; Veh = Vehicle

N=18-20/group, **p < 0.0001

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LP352 Significantly Reduced Seizure Activity in the Zebrafish Kainic Acid Epilepsy Model

LP352 Normalized Power Spectral Density



Normalized power spectral density (log(Y(f)2)) (%)
1200
800
400
0
**
**
**
**
Veh + Veh
KA + Veh
KA + 5 mM LP352
0
50
100
150
Frequency (Hz)
**p < 0.0001



Normalized PSD (%) within 1-40 Hz
1200
800
400
0
**
**
Veh + Veh
KA + Veh
KA + 0.05 mM LP352
KA + 0.5 mM LP352
KA + 5 mM LP352
**p < 0.01

LP352 demonstrated ~82% reduction of seizure activity

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Definitions: KA= Kainic Acid; Veh = Vehicle

N=12-14/group

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LP352 Demonstrated Dose-Dependent Improvement in Time to Clonic Seizures in PTZ Mouse Model LONGBOARD PHARMACEUTICALS Effect of LP352 on the Threshold for Seizures Induced by the Timed Intravenous Infusion of PTZ in Male Mice Compound Animal Weight (Grams, Mean ± S.E.M.) Time of Test PTZ Dose (mg/kg, Mean ± S.E.M) Compound Animal Weight (Grams, Mean ± S.E.M.) Time of Test First Twitch Clonus Vehicle Control 32.7 ± 0.7 0.5 hr 25.1 ± 1.5 26.4 ± 1.6 LP352 3mg/kg 31.4 ± 0.4 0.5 hr 26.5 ± 0.8 30.3 ± 1.1 LP352 10mg/kg 31.8 ± 0.4 0.5 hr 28.7 ± 0.7 32.3 ± 1.2** **p < 0.01 CONFIDENTIAL

LONGBOARD PHARMACEUTICALS LP352 Ph 1 Multiple Ascending Dose (MAD) Results Favorable Safety & Tolerability Results Observed Majority of AEs were mild to moderate (most common was headache) AEs generally consistent with expected CNS effects and expected effects of serotonergic drugs At the maximum planned dose, a single SAE of anxiety was reported two days after last dose of study drug and subsequently resolved Treatment-Emergent Adverse Events by Preferred Term Occurring in ≥ 2 Subjects in Any Treatment Group – MAD (Safety Set) Preferred Term n(%) E LP352 (TID) Pooled Placebo (N=8) Cohort 1 3 mg (N=6) Cohort 2 6 mg (N=6) Cohort 3 12 mg (N=7) Cohort 4 18 mg (N=6) Pooled Placebo (N=10) n=(%) E Subjects with at least 1 TEAE 5 (83.3) 9 6 (100) 29 6 (85.7) 39 6 (100) 55 4 (50.0) 8 Headache 2 (33.3) 2 2 (33.3) 4 2 (28.6) 5 4 (66.7) 5 1 (12.5) 1 Somnolence 1 (16.7) 1 1 (16.7) 1 4 (57.1) 4 3 (50.0) 5 0 Dizziness 0 3 (50.0) 3 2 (28.6) 3 2 (33.3) 2 0 Micturition Urgency 1 (16.7) 1 0 1 (14.3) 1 5 (83.3) 5 0 Dizziness Postural 0 0 1 (14.3) 1 5 (83.3) 5 0 Diarrhoea 1 (16.7) 1 4 (66.7) 4 1 (14.3) 1 0 0 Orthostatic Hypotension 0 0 2 (28.6) 3 4 (66.7) 4 0 Constipation 1 (16.7) 1 1 (16.7) 1 2 (28.6) 3 1 (16.7) 1 1 (12.5) 1 Nausea 1 (16.7) 1 0 1 (14.3) 1 2 (33.3) 2 1 (12.5) 1 Paraesthesia 0 1 (16.7) 1 2 (28.6) 3 1 (16.7) 1 0 Chills 0 0 1 (14.3) 1 3 (50.0) 5 0 Anxiety 0 2 (33.3) 2 0 2 (33.3) 2 0 Orthostatic HR Response Increased 0 0 0 3 (50.0) 5 1 (12.5) 1 Dysmenorrhoea 1 (16.7) 1 0 0 2 (33.3) 2 1 (12.5) 1 Fatigue 0 2 (33.3) 2 0 0 0 Vessel Puncture Site Bruise 0 0 0 2 (33.3) 2 0 Hypotension 0 2 (33.3) 2 0 0 0 Presented at the American Academy of Neurology (AAN) Annual Meeting 2022 CONFIDENTIAL

LP352 Ph 1 Single Ascending Dose (SAD) Results Favorable Pharmacokinetics and Pharmacodynamics Results Observed LONGBOARD PHARMACEUTICALS Single Ascending Dose & Single-Dose Food Effect (N=40) Percent Change from Baseline in 2-Hour Prolactin Concentration Across All Dose Groups Under Fasted Conditions LP352 Demonstrated No Meaningful Food Effect Geometric Mean (95% CI) Geometric Mean (95% CI) Parameter (Unit) n Fed n Fasted Cmax (ng/mL) 6 8.8 [5.1, 15.3] 6 8.5 [4.9, 14.6] AUC0-last (h*ng/mL) 6 61.9 [33.4, 114.7] 6 49.2 [26.6, 91.2] AUC0-inf (h*ng/mL) 6 63.6 [34.7, 116.6] 6 51.0 [27.8, 93.4] Presented at the American Academy of Neurology (AAN) Annual Meeting 2022 CONFIDENTIAL

LP352 Ph 1 MAD Results

Favorable Pharmacokinetics and Pharmacodynamics Results Observed

Multiple Ascending Dose & Dose Titration (N=43)

Pharmacodynamics: Boxplot of Percent Change From Baseline in Prolactin Concentration with Dose on Day 1 at 2 Hrs - MAD and Dose Titration (Safety Population)


% CFB in Prolactin Concentration (ng/mL)
200
100
0
Placebo (TID)
LP352 3 mg (TID)
LP352 6 mg (TID)
LP352 12 mg (TID)
LP352 12/24 mg (TID)
LP352 18 mg (TID)

Key Summary of LP352 Pharmacokinetic Parameters by Cohort (Day 14) - MAD and Dose Titration (PK Analysis Population)

Parameter (Unit)	MAD 12 mg (N = 7)
C_{max} (ng/mL) (Mean)	44.9
T_{max} (h) (Median)	1.3
AUC_{0-inf} (h*ng/mL) (Mean)	330
$T_{1/2}$ (h) (Mean)	6.0

Presented at the American Academy of Neurology (AAN) Annual Meeting 2022

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LP352 102: A Phase 1 PK/PD CNS Study in Adult Healthy Volunteers

	Up-Titration	Daily Dosing of Liquid Formulation	Taper Down	Follow-up
28 Days	Days 1-2	Days 3-11 (target treatment)	Day 11 (start taper after AM dose)	Day 25

Screening

- Cohort 1 (n=10) 6 mg TID
- Cohort 2 (n=10) 12 mg TID
- Additional Cohorts Ongoing

A Phase 1, Open-label Study to Assess Central Nervous System Pharmacokinetics (PK) and Pharmacodynamics (PD) of Orally Administered LP352

Key Study Objectives:

- Characterize the plasma and CSF PK
- Characterize the safety and tolerability of the doses with titration and taper
- Assess the PK-PD relationships between plasma and CSF exposure and PD endpoints of safety and efficacy, including qEEG endpoints as indicators of CNS target engagement

Plasma:

- Samples Days 1-11 (and taper)
- PK parameters: Cmax, Tmax and AUCtau

CSF:

- Samples Day 11
- PK parameters: Cmax, Tmax and AUCtau

EEG:

- Serial EEGs Days -1, 1, 3 & 10 (trough Day 16)
- EEG parameters: Five-minute resting EEG with eyes closed and five-minute resting EEG with eyes open performed with the participant seated comfortably in a sound-attenuated room
- Resting EEG evaluated by spectral and coherence analysis, including spectral amplitudes and coherences in clinical frequency bands

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Topline data from the 102 study are presented in this deck
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Steady State Plasma & CSF Concentrations for LP352 (6mg & 12mg) 12 mg TID Exceeded Ki Value for 5-HT2C Activity throughout Dosing Interval* LONGBOARD PHARMACEUTICALS *Topline data from 102 study Ki LP352 Concentration (ng/mL) LP352 Concentration (ng/mL) Time (hrs) Time (hrs) Ki CONFIDENTIAL The vast majority of participants in the 12 mg TID cohort achieved plasma and CSF levels above the relevant Ki throughout the dosing period.

Cmax and AUC CSF vs. Plasma Correlations

Strong Correlation Between Plasma and CSF PK Parameters*


CSF vs. LP352 Cmax
R² = 0.89
Cmax of LP352 in CSF (ng/mL)
0
20
40
60
80
Cmax of LP352 in Plasma (ng/mL)
6 mg TID
12 mg TID


CSF vs. LP352 AUCtau
R² = 0.97
AUCtau of LP352 in CSF (hr*ng/mL)
0
100
200
300
400
500
AUCtau of LP352 in Plasma (hr*ng/mL)
6 mg TID
12 mg TID

*Topline data from 102 study

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5-Minute Resting qEEG Spectral Amplitudes in Clinical Frequency Bands (Days - 1,1 and 3)

LP352 Demonstrated Early qEEG Changes*



Eyes Closed
6 mg
Band
Spatial Location
Day-1
Day 1
Day 3
-1hr
+1hr
+2hr
+4hr
+8hr
Delta
Alpha 1
Alpha 2
Beta 1
Beta 2
Beta 3
Frontal
Central
Temporal
Parietal
Occipital



Eyes Closed
12 mg
Band
Spatial Location
Day-1
Day 1
Day 3
-1hr
+1hr
+2hr
+4hr
+8hr
Delta
Alpha 1
Alpha 2
Beta 1
Beta 2
Beta 3
Frontal
Central
Temporal
Parietal
Occipital

*Topline data from 102 study
Small and large salient contrasts (≥10%, ≥15%) are indicated by light and heavy arrows (blue=decrease, red=increase) respectively. Small and large salient Cohen's d values (≥0.5, ≥0.8) are indicated by light and dark shading (blue=decrease, orange=increase) respectively.

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5-Minute Resting qEEG Spectral Amplitudes in Clinical Frequency Bands (Days 10 and 16) LP352 Demonstrated Sustained Effects on qEEG Activity After Continuous Dosing in a Dose-Dependent Manner, Thus Indicating Receptor Engagement* LONGBOARD PHARMACEUTICALS *Topline data from 102 study ** On Day 16, all participants in Cohort 1 and 2 receive one final dose which was less than the full dose of 6 mg and 12 mg, respectively. CONFIDENTIAL ** **

LP352-102 Phase 1 Study: Key Takeaways To Date First known study of its kind for a 5HT2 agonist (e.g. fenfluramine or lorcaserin) Favorable safety and tolerability results observed, with AEs generally consistent with previous clinical studies Plasma and CSF PK concentration increased in a dose-dependent and consistent manner Demonstrated effects on qEEG activity within first few dose(s) Demonstrated sustained dose-dependent effects on qEEG activity after continuous dosing, thus indicating receptor engagement In summary, we believe the data suggest that LP352 engaged neurotransmitter systems and altered the EEG spectrum CONFIDENTIAL LONGBOARD PHARMACEUTICALS

LP352 Ph 1b/2a PACIFIC Study in Patients with DEEs

PACIFIC
Developmental and Epileptic Encephalopathies Study



Screening Period
Randomization & Up-Titration
Maintenance*
Down-Titration
Follow- up Period
5 Wks
Days 1-15
Days 16-75
Days 76-80/90**
30 Days
LP352 (n=40)
6 mg → 9 mg → 12 mg
Participant remains on 6, 9 or 12 mg based on tolerability during up-titration
Placebo (n=10)
Open-Label Extension

A double-blind, placebo-controlled study to assess the safety, tolerability, pharmacokinetics of LP352 and

Key Efficacy Signals:

- **EVALUATE** reduction in seizures across a broad group of epilepsies
- **IDENTIFY** potential indications for pivotal studies
- **ANALYZE** concentration response to understand dosing in different seizure types and disorders

Basic Information:
Sites: ~30 sites
Ages: ≥ 12 to ≤65 yrs old

Key Inclusion Criteria:

- Developmental and epileptic encephalopathies (DEEs) with ≥ 4 motor seizures per month in 3 mos. prior to screening and ≥ 4 motor seizures in the month of screening
- DEEs (multiple syndromes) may include Dravet syndrome, Lennox-Gastaut syndrome, Tuberous Sclerosis complex, CDKL5 deficiency disorder, SCN2A-related disorders, among others

Key Exclusion Criteria:

- Use of fenfluramine & lorcaserin

PACIFIC Study Initiated March 2022; Data Expected 2H 2023

* Maintenance Dose of LP352 (TID): 6 mg, 9 mg, 12 mg or placebo TID
** Up to a 15-day down-titration/taper period (reducing dose every 5 days) depending on the last maintenance dose

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